                                                                   EXHIBIT T3E.2

                        LETTER OF TRANSMITTAL AND CONSENT

             TO TENDER FOR EXCHANGE AND GIVE CONSENTS IN RESPECT OF

          10 1/2% SENIOR SUBORDINATED NOTES DUE 2008 (THE "OLD NOTES")
                                (CUSIP 828395AA1)

                                    ISSUED BY

                            SILVERLEAF RESORTS, INC.


      PURSUANT TO THE OFFER TO EXCHANGE AND SOLICITATION OF CONSENTS DATED
                                 MARCH 15, 2002

--------------------------------------------------------------------------------
     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 12, 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


     The Exchange Agent is: WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By Hand:                                 By Registered or Certified Mail:       By Overnight Courier:
-------                                  -------------------------------        --------------------
Wells Fargo Bank Minnesota,              Wells Fargo Bank Minnesota,            Wells Fargo Bank Minnesota,
National Association                     National Association                   National Association
Attention:  Jane Y. Schweiger            Attention:  Jane Y. Schweiger          Attention:  Jane Y. Schweiger
Northstar East Building                  Corporate Trust Services               Corporate Trust Services
Corporate Trust Services                 P.O. Box 1517                          Sixth and Marquette Avenue
608 Second Avenue South                  N9303-121                              N9303-121
12th Floor                               Minneapolis, MN 55480                  Minneapolis, MN 55479
Minneapolis, MN 55479

By Facsimile:  (612) 667-4927

Confirm by Telephone:  (612) 667-9764

For Information Call: (612) 667-9764

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

     IN ORDER TO VALIDLY TENDER THE OLD NOTES IN THE EXCHANGE OFFER, A HOLDER MUST ALSO CONSENT TO THE PROPOSED AMENDMENTS TO THE OLD INDENTURE, AS WELL AS THE OTHER MATTERS SET FORTH HEREIN AND IN THE OFFER TO EXCHANGE.

     By signing this Letter of Transmittal and Consent ("Letter of Transmittal"), the undersigned acknowledges receipt of the Offer to Exchange and Solicitation of Consents dated March 15, 2002 (the "Offer to Exchange"), of Silverleaf Resorts, Inc., a Texas corporation (the "Company"), and this Letter of Transmittal, which together with the Offer to Exchange constitutes the Company's offer (the "Exchange Offer") to exchange (i) $500 principal amount of its Senior Subordinated Notes due 2007 (the "Exchange Notes"), (ii) a pro rata share of 23,937,489 shares of common stock (the "Exchange Stock" and together with the Exchange Notes, the "Exchange Securities") which shall be allocated (based on principal amount exchanged and rounded to the nearest whole share of Exchange Stock) among the exchanging holders, and (iii) if more than 80% in principal amount of the Old Notes is exchanged, an amount of cash (the "Partial Interest Payment") equal to a pro rata share of the difference between (a) the amount of the interest on 20% of the Old Notes that the Company would be required to pay to cure the default thereon, and (b) the amount of interest that will be actually paid to non-exchanging holders of the Old Notes for each $1,000 principal amount and accrued interest at the Exchange Date of the outstanding 10 1/2% Senior Subordinated Notes due 2008 (the "Old Notes"). In addition, the exchanging holders shall receive an additional payment (the "Additional Interest Payment") in an amount equal to the amount of interest that would have accrued from October 1, 2001 through the date before the Exchange Date had the Exchange Notes been issued on October 1, 2001, which payment shall be a partial payment of the interest accruing on the Old Notes during such period. Capitalized terms used but not defined herein have the meaning given to them in the Offer to Exchange.

     The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Offer to Exchange and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes described below and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used by a holder of Old Notes if certificates representing Old Notes are to be forwarded herewith.

     Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

      Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible, by electronically transmitting their acceptance through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's message to the Exchange Agent for his acceptance. Delivery of the Agent's message will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's message.

     Holders of Old Notes who desire to tender their Old Notes for exchange and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Exchange entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     Holders of Old Notes who wish to tender Old Notes for exchange must (i) complete the box below entitled "Description of Old Notes," (ii) complete the box entitled "Method of Tender and Delivery," (iii) complete and sign the box below entitled "Please Sign Here," (iv) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, and (v) complete and sign the Substitute Form W-9 provided herein. If only those items are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in the box entitled "Description of Old Notes" below. If the holder of Old Notes is the nominee of more than one Beneficial Owner of Old Notes, and all Beneficial Owners represented by such nominee do not wish to tender for exchange all of their Old Notes, such holder of Old Notes should refer to Instruction 5.

                                   ----------

     EACH HOLDER SHOULD READ THE DETAILED INSTRUCTIONS BEGINNING ON PAGE 10 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

                                   ----------

     HOLDERS WHO VALIDLY TENDER OLD NOTES ON OR PRIOR TO THE EXPIRATION DATE ARE DEEMED TO HAVE DELIVERED THEIR CONSENTS TO THE PROPOSED AMENDMENTS AND OTHER MATTERS (AND MAY NOT TENDER OLD NOTES IN THE EXCHANGE OFFER WITHOUT BEING DEEMED TO HAVE DELIVERED CONSENTS), EXCEPT FOR OLD NOTES DELIVERED AFTER THE EXPIRATION DATE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR OLD NOTES.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, affix a separately executed schedule to this Letter of Transmittal.

                            DESCRIPTION OF OLD NOTES

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                      AGGREGATE   TENDERED AND
                                                                      PRINCIPAL    AS TO WHICH
                                                        CERTIFICATE    AMOUNT     CONSENTS ARE
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)    NUMBERS(S)   TENDERED*      GIVEN
      -----------------------------------------------   -----------   ---------   ------------



TOTAL PRINCIPAL AMOUNT TENDERED

* Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Consents Are Given" and subject to the terms and conditions of the Exchange Offer, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Tendered."

--------------------------------------------------------------------------------

                          METHOD OF TENDER AND DELIVERY

1.   [ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

2. [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Registered Holder(s):
                                  ----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Window Ticket Number (if available):
                                         ---------------------------------------

     Name of Eligible Institution which Guaranteed Delivery:
                                                            --------------------

     Account Number with DTC (if delivered by book-entry transfer):
                                                                   -------------

     Transaction Code Number:
                             ---------------------------------------------------

     Principal Amount of Old Notes Tendered:
                                            ------------------------------------

3. [ ] CHECK HERE IF TENDERED OLD NOTES BEING DELIVERED ARE HELD BY YOU AS A NOMINEE FOR BENEFICIAL OWNER(S) WHO HAVE INSTRUCTED YOU TO TENDER ALL OF THE OLD NOTES OWNED BY SUCH BENEFICIAL OWNER(S).

--------------------------------------------------------------------------------

                        SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Pursuant to the offer by Silverleaf Resorts, Inc., a Texas corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Exchange dated March 15, 2002 (the "Offer to Exchange") and this Letter of Transmittal and Consent (the "Letter of Transmittal"), which together with the Offer to Exchange constitutes the Company's offer (the "Exchange Offer") to exchange (i) $500 principal amount of its Senior Subordinated Notes due 2007 (the "Exchange Notes"), (ii) a pro rata share of 23,937,489 shares of common stock (the "Exchange Stock" and together with the Exchange Notes, the "Exchange Securities") which shall be allocated (based on principal amount exchanged and rounded to the nearest whole share of Exchange Stock) among the exchanging holders, and (iii) if more than 80% in principal amount of the Old Notes is exchanged, an amount of cash (the "Partial Interest Payment") equal to a pro rata share of the difference between (a) the amount of the interest on 20% of the Old Notes that the Company would be required to pay to cure the default thereon, and (b) the amount of interest that will be actually paid to non-exchanging holders of the Old Notes for each $1,000 principal amount and accrued interest at the Exchange Date of the outstanding 10 1/2% Senior Subordinated Notes due 2008 (the "Old Notes"). In addition, the exchanging holders shall receive an additional payment (the "Additional Interest Payment") in an amount equal to the amount of interest that would have accrued from October 1, 2001 through the date before the Exchange Date had the Exchange Notes been issued on October 1, 2001, which payment shall be a partial payment of the interest accruing on the Old Notes during such period. The undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

     The undersigned understands that the actual interest rate per annum on the Exchange Notes, as well as the actual amount of the Partial Interest Payment and Additional Interest Payment payable to each exchanging holder for each Old Note tendered will be disclosed in a press release or other public announcement issued on a date at least ten business days prior to the Expiration Date (the "Pricing Date"). The Expiration Date will be established by the Company so that holders of Old Notes will have ten full business days in which to tender their Old Notes, or withdraw their prior tenders of Old Notes, following the Pricing Date.

     By executing and delivering this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned hereby:

         1. sells, assigns, transfers, exchanges, and tenders to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby,

         2.       consents to the Proposed Amendments to the Old Indenture,

         3. consents to the waiver of all existing defaults under the Old Notes and the Old Indenture,

         4. consents to the rescission of the acceleration of the Old Notes that occurred on May 22, 2001,

         5. consents to the release of the Company, its officers, directors, and affiliates from claims arising before the Exchange Date, and

         6. consents and agrees to the terms and conditions of the New Indenture and the Exchange Notes.

     The undersigned hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity) to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company,
(iii) deliver to the Company and the Old Notes Trustee this Letter of Transmittal as evidence of the undersigned's Consents to the Proposed Amendments and other matters in respect of the Old Notes and for the purposes of certification that properly executed, validly delivered (and not revoked) Consents from not less than 80% of the aggregate principal amount of the outstanding Old Notes, excluding for each purpose any Old Notes owned by the company or its affiliates, have been received in accordance with the terms of the Exchange Offer, and (iv) receive all benefits and otherwise exercise all rights and incidents of Beneficial Ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned is the record owner of the Old Notes tendered; (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes; and (iii) that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

     For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer and Solicitation of Consents -- Withdrawal of Tenders" in the Offer to Exchange. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT PURSUANT TO THE OLD INDENTURE, ANY REGISTERED HOLDER OF THE OLD NOTES WHO HAS CONSENTED TO THE PROPOSED AMENDMENTS AND AGREED TO ALL OTHER CONDITIONS OF THE EXCHANGE OFFER MAY NOT REVOKE SUCH CONSENTS AND AGREEMENTS UNLESS SUCH HOLDER WITHDRAWS THE OLD NOTES TENDERED FOR EXCHANGE.

     The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Offer to Exchange entitled "The Exchange Offer and Solicitation of Consents" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Securities issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

     Except as stated in the Offer to Exchange, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Exchange, this tender for exchange of Old Notes is irrevocable.

                                PLEASE SIGN HERE
             (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES)

      The completion, execution and delivery of this Letter of Transmittal on or prior to the Expiration Date will be deemed to constitute a Consent to the Proposed Amendments, as well as to the other matters described herein and in the Offer to Exchange.

      This Letter of Transmittal must be signed by the registered holder(s) of the Old Notes exactly as their name(s) appear(s) on certificate(s) for the Old Notes or, exactly as such name(s) appear on a security position listing the holder as the owner of the Old Notes, or by person(s) authorized to become registered holder(s) of the Old Notes by endorsements and documents transmitted herein. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 6 below.

      If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.


X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
               (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Dated:                                      , 2002
      -------------------------------------

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)


Capacity:
         -----------------------------------------------------------------------

Address(es) (including zip code):
                                 -----------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 6 BELOW)

Certain Signatures Must be Guaranteed by an Eligible Institution

--------------------------------------------------------------------------------
              (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)

--------------------------------------------------------------------------------
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                            OF ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


--------------------------------------------------------------------------------
                                     (TITLE)

Date:                     , 2002
     --------------------

--------------------------------------------------------------------------------


                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1 ,6, 7, AND 8)

To be completed ONLY (i) if the Exchange Securities issued in exchange for Old Notes are to be issued in the name of someone other than the registered holder or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

[ ]  Exchange Securities to:
[ ]  Old Notes to:

Name:
     ---------------------------------------------------------------------------
                                (Please Type or Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------


--------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)


[ ] Credit Old Notes not accepted for exchange and Tendered by book-entry transfer to DTC Account set forth below:


--------------------------------------------------------------------------------
                                (Account Number)


                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the Exchange Securities or the Old Notes not accepted for exchange are to be mailed or delivered (i) to someone other than the registered owner or (ii) to the registered owner at an address other than the address shown above.

Deliver (check appropriate box(es))

[ ]  Exchange Securities to:
[ ]  Old Notes to:

Name:
     ---------------------------------------------------------------------------
                 (Please Type or Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------


--------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)


--------------------------------------------------------------------------------

         PAYER'S NAME: WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

---------------------------------------------------------------------------------------------------------
Name (If a joint account or you changed your name, see the enclosed Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9
(the "Guidelines")):
---------------------------------------------------------------------------------------------------------
Business name, if different from above:
---------------------------------------------------------------------------------------------------------
Check appropriate box:   [ ] Individual    [ ] Sole proprietor
                         [ ] Corporation   [ ] Partnership     [ ] Other
                                                                        --------
---------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.):
---------------------------------------------------------------------------------------------------------
City, State, and ZIP code:
---------------------------------------------------------------------------------------------------------

                            PART 1--PLEASE PROVIDE YOUR TAXPAYER
SUBSTITUTE                  IDENTIFICATION NUMBER ("TIN") IN THE BOX AT     TIN__________________________
                            RIGHT AND CERTIFY THAT IT IS CORRECT AND THAT      (Social Security Number or
 FORM W9                    YOU ARE A U.S. PERSON (INCLUDING A U.S.            Employer Identification
                            RESIDENT ALIEN) BY SIGNING AND DATING BELOW.       Number)
                            -----------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY  PART 2--Check the box if you are NOT subject to
INTERNAL REVENUE SERVICE    backup withholding because either  (1) you are
                            exempt from backup withholding, (2) you have not
                            been notified that you are subject to backup
                            withholding as a result of failure to report all
                            interest or dividends, or (3) the Internal Revenue
                            Service has notified you that you are no longer
                            subject to backup withholding. [ ]
                            ----------------------------------------------------------------------------

                               CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I   PART 3
                               CERTIFY THAT THE INFORMATION PROVIDED ON THIS
PAYER'S REQUEST FOR TAXPAYER   FORM IS TRUE, CORRECT AND COMPLETE.                Awaiting TIN  [ ]
  IDENTIFICATION NUMBER
                               SIGNATURE
                                        ----------------------------------------

                               DATE                                , 2002
                                   -------------------------------

---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY CASH PAYMENTS.

         THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

         PLEASE REVIEW ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------                    ------------------------
           Signature                                            Date
--------------------------------------------------------------------------------

CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.

                                  INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS OF
                 THE EXCHANGE OFFER AND SOLICITATION OF CONSENTS

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is also a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         o        The Securities Transfer Agents Medallion Program (STAMP),

         o The New York Stock Exchange Medallion Signature Program (MSP), or

         o        The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes entered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by guaranteed delivery set forth in the section of the Offer to Exchange entitled "The Exchange Offer and Solicitation of Consents." Certificates for all physically tendered Old Notes as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver the Old Notes, this Letter of Transmittal or other required documents or (iii) who cannot complete the procedures for book-entry transfer on a timely basis may deliver their Old Notes according to the guaranteed delivery procedures set forth in the Offer to Exchange. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution and (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, or a properly transmitted agent's message (as such term is defined in the Offer to Exchange) relating to the guaranteed delivery procedure, setting forth the name and address of the holder of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof), together with the certificate(s) representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or by effecting a book-entry transfer or guaranteed delivery, waive any right to receive notice of the acceptance of their Old Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers, if any, and aggregate principal amount of such Old Notes), and (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will therefore be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Securities will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following the procedures described in the section of the Offer to Exchange entitled "The Exchange Offer and Solicitation of Consents -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City.

     5. PARTIAL TENDERS BY NOMINEES ONLY. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. Partial tenders of Old Notes for exchange will be accepted by the Exchange Agent on the basis of a representation and warranty, that shall be deemed to have been made at the time of the tender by the record owner that the portion of Old Notes not tendered is held by the record owner only in the capacity as nominee of a Beneficial Owner that has elected not to tender any old Notes. No partial tenders for exchange by a Beneficial Owner will be accepted by the Exchange Agent.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, ASSIGNMENT AND ENDORSEMENTS.

         (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or bond powers are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such holder of Old Notes may designate.

     9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes that the Company's acceptance of would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender for exchange as to any particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities with respect to tenders of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notice. Tenders of Old Notes will not be deemed to have been made until all defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer and Solicitation of Consents -- Conditions" in the Offer to Exchange in the case of any Old Notes tendered (except as otherwise provided in the Offer to Exchange).

     11. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Questions, requests for information or for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal or to D.
F. King & Co., Inc., the Information Agent for the Exchange Offer, at the address and telephone number set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Exchange may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Company is required to withhold 30% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                The Information Agent for the Exchange Offer is:

                              D.F. KING & CO., INC.
                                 77 Water Street
                                   20th Floor
                            New York, New York 10005
                                     U.S.A.
                           Attention: Edward McCarthy
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (800) 848-3408


                                   ----------

                             The Exchange Agent is:

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                   ----------

                                    By Hand:
                Wells Fargo Bank Minnesota, National Association
                          Attention: Jane Y. Schweiger
                             Northstar East Building
                            Corporate Trust Services
                             608 Second Avenue South
                                   12th Floor
                                 Minneapolis, MN


                        By Registered or Certified Mail:
                Wells Fargo Bank Minnesota, National Association
                          Attention: Jane Y. Schweiger
                            Corporate Trust Services
                                  P.O. Box 1517
                                    N9303-121
                              Minneapolis, MN 55480


                              By Overnight Courier:
                Wells Fargo Bank Minnesota, National Association
                          Attention: Jane Y. Schweiger
                            Corporate Trust Services
                           Sixth and Marquette Avenue
                                    N9303-120
                              Minneapolis, MN 55479


                          By Facsimile: (612) 667-4927

                      Confirm by Telephone: (612) 667-9764

                      For Information Call: (612) 667-9764